Concentration of Credit Risk	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Concentration of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counter parties failed completely to perform as contracted.  Concentrations of credit risk that arise from financial instruments exist for groups of customers when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

•                     Cash and cash equivalents – Financial instruments that subject the Company to credit risk are cash balances maintained in excess of federal depository insurance limits.  At December 31, 2014, the Company had $0 in cash which was not guaranteed by the Federal Deposit Insurance Corporation.  At December 31, 2013, the Company had $3,828,685 in cash which was not guaranteed by the Federal Deposit Insurance Corporation.  To date, the Company has not experienced any losses in such accounts and believes the exposure is minimal.

•                     Major customers and accounts receivable – Major customers represent any customer that accounts for more than 10% of revenues for the year.  During 2014, the Company had one customer that accounted for 30%  of revenues and whose accounts receivable balance (unsecured) accounted for approximately 19% of accounts receivable at December 31, 2014. During 2013, the Company had two customers that accounted for 23% and 29% of revenues and whose accounts receivable balance (unsecured) accounted for approximately 23% and 7% of accounts receivable at December 31, 2013.